Asset Sales, Impairments and Exploration Expenses	12 Months Ended
Dec. 31, 2015
Extractive Industries [Abstract]
Asset Sales, Impairments and Exploration Expenses
Asset Sales, Impairments, Other Expenses and Exploration Expenses
In 2014, we recorded a total of $15 million in impairment charges associated with exploratory well costs and producing properties recorded as a separate line on the Consolidated Statements of Operations. In 2013, we recorded a total of $1.1 billion in impairment charges of which $772 million is recorded as a separate line on the Consolidated Statements of Operations, $317 million is included in exploration expenses and $20 million is included in investment income, impairment of equity method investment and other. These impairments are discussed further in the sections below.
Asset Sales
In December 2015, we announced an agreement to sell our San Juan Basin gathering system for consideration of approximately $309 million to a portfolio company of ISQ Global Infrastructure Fund, a fund managed by I Squared Capital. The consideration reflects $285 million in cash, subject to closing adjustments, and a commitment estimated at $24 million in capital designated by the purchaser to expand the system to support WPX's development in the Gallup oil play. We are obligated to complete certain in-progress construction estimated to total approximately $13 million. Under the terms of the agreement, WPX will continue to operate, at the direction of the owner, the gathering system for an initial term of two years with the opportunity to continue in ensuing years. The parties expect to close in first-quarter 2016. Upon closing, the gathering system will consist of more than 220 miles of oil, gas and water gathering lines that WPX installed in conjunction with drilling in the Gallup oil play where it made a discovery in 2013. These assets totaled $40 million at December 31, 2015 and are classified as held for sale on the Consolidated Balance Sheets.
During the fourth quarter of 2015, we completed the sale of a North Dakota gathering system for approximately $185 million, subject to closing adjustments, to a private equity fund managed by the Ares EIF Group, a subsidiary of Ares Management, L.P. (NYSE: ARES). Under the terms of the agreement, a subsidiary of the buyer, Midstream Capital Partners, will manage the overall system and we will operate, at the direction of the owner, the system for a two year initial term and any renewal terms. The system currently gathers approximately 11,000 barrels per day of oil, approximately 6,500 Mcf per day of natural gas and approximately 5,000 barrels per day of water. As a result of this transaction, we recorded a net gain of $70 million in fourth-quarter 2015. In addition, we accrued approximately $25 million related to future construction obligations under the terms of the agreement, of which $22 million is reported in other noncurrent liabilities and $3 million is reported in accrued and other current liabilities on the Consolidated Balance Sheet. We also accrued approximately $33 million of deferred gain related to these obligations, of which $29 million is reported in other noncurrent liabilities and $4 million is reported in accrued and other current liabilities on the Consolidated Balance Sheet.
During May 2015, WPX completed the sale of a package of marketing contracts and release of certain related firm transportation capacity in the Northeast for approximately $209 million in cash. The transaction released us from various long-term natural gas purchase and sales obligations and approximately $390 million in future demand payment obligations associated with the transport position. As a result of this transaction, we recorded a net gain of $209 million in second-quarter 2015 on these executory contracts.
During the first quarter of 2015, we sold a portion of our Appalachian Basin operations and released certain firm transportation capacity to Southwestern Energy Company (NYSE: SWN) for approximately $288 million, subject to post-closing adjustments. Including an estimate of post-closing adjustments of $17 million, we recorded a net gain of $69 million in first-quarter 2015. The transaction included physical operations covering approximately 46,700 acres, roughly 50 MMcfe per day of net natural gas production and 63 horizontal wells. The assets were primarily located in the Appalachian Basin in Susquehanna County, Pennsylvania. The transaction also included the release of firm transportation capacity that we had under contract in the Northeast, primarily 260 MMcfe per day with Millennium Pipeline. Upon the transfer of the firm capacity, we were released from approximately $24 million per year in annual demand obligations associated with the transport.
Impairments
The following table presents a summary of significant impairments of producing properties and costs of acquired unproved reserves and impairment of equity method investments.

	Years Ended December 31,
	2015	2014	2013
	(Millions)
Impairment of producing properties and costs of acquired unproved reserves(a)	$—	$15	$772
Impairment of equity method investment in Appalachian Basin	$—	$—	$20

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(a)	Excludes related impairments of unproved leasehold included in exploration expenses.
As a result of declines in forward crude oil and natural gas prices primarily during the fourth-quarter 2014 as compared to forward prices as of December 31, 2013, we performed impairment assessments of our proved producing properties and costs of acquired unproved reserves. Accordingly, we recorded the following impairments during 2014:

•	$11 million impairment in the fourth quarter in the Green River Basin; and

•	$4 million of impairments in the fourth quarter of other properties.
As a result of declines in forward natural gas prices primarily during the fourth-quarter 2013 as compared to forward prices as of December 31, 2012, we performed impairment assessments of our proved producing properties and capitalized cost of acquired unproved reserves. Accordingly, we recorded a $772 million impairment in the fourth quarter of 2013 of proved producing oil and gas properties in the Appalachian Basin.
The nature of the assets in the equity method investment in the Appalachian Basin is such that under normal circumstances an entity would capitalize and evaluate the assets as part of its producing properties. Therefore, our ability to recover the carrying amount of our investment lies in the value of our producing properties that utilize the assets of the entity. As a result of the 2013 impairment of the producing properties in the Appalachian Basin, we recorded an impairment of the equity method investment in 2013.
Our impairment analyses included an assessment of undiscounted and discounted future cash flows, which considered information obtained from drilling, other activities and natural gas reserve quantities (see Note 14).
Other Expenses
In December 2015, we plugged and abandoned the remaining wells serviced by a certain natural gas gathering system in the Appalachian Basin. As a result, we recorded approximately $23 million associated with the net present value of future obligations under the gathering agreement which is included in other-net on the Consolidated Statement of Operations.
During the first quarter of 2015, we executed a termination and settlement agreement to release us from a crude oil transportation and sales agreement in anticipation of entering into a different agreement with another third party with more favorable terms. As a result of this contract termination and settlement, we recorded an expense of approximately $22 million which is included in other—net on the Consolidated Statements of Operations.
Exploration Expenses
The following table presents a summary of exploration expenses.

	Years Ended December 31,
	2015	2014	2013
	(Millions)
Geologic and geophysical costs	$7	$6	$12
Impairments of exploratory area well costs and dry hole costs	24	21	3
Unproved leasehold property impairments, amortization and expiration	54	74	402
Total exploration expenses	$85	$101	$417

Impairments of exploratory well costs and dry hole costs for 2015 include $24 million related to a non-core exploratory play where we no longer intend to continue exploration activities. Impairments of exploratory well costs and dry hole costs for 2014 include $16 million of impairments in other exploratory areas where management has determined to cease exploratory activities. The remaining amount in 2014 represents dry hole costs associated with exploratory wells where hydrocarbons were not detected.
Unproved leasehold property impairments, amortization and expiration in 2015 includes impairments of $26 million related to a non-core exploratory play where we no longer intend to continue exploration activities. Unproved leasehold property impairment, amortization and expiration in 2014 includes $41 million related to unproved leasehold costs in exploratory areas where we no longer intend to continue exploration activities. Unproved leasehold impairment, amortization and expiration in 2013 includes a $317 million impairment to estimated fair values of Appalachia leasehold associated with our impairment of the producing properties in the Appalachian Basin.